UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 20, 2023, Fluence Energy, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 163,926,717 of Company’s Class A, Class B-1 common stock and Class B-2 common stock (collectively, the “Common Stock”) were present in person or represented by proxy at the Annual Meeting, representing approximately 93.81% percent of the Company’s total outstanding Common Stock as of the January 23, 2023 record date. Each share of the Company’s Class A common stock is entitled to one vote per share, and each share of the Company’s Class B-1 common stock is entitled to five votes per share. No shares of Class B-2 common stock were outstanding as of the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 27, 2023.

Item 1 — Election of twelve directors for a term of office expiring on the date of the annual meeting of stockholders in 2024 and until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cynthia Arnold	388,223,150	6,568,236	3,482,112
Herman Bulls	378,404,241	16,387,145	3,482,112
Emma Falck	385,350,280	9,441,106	3,482,112
Ricardo Falu	385,353,399	9,437,987	3,482,112
Elizabeth Fessenden	394,183,116	608,270	3,482,112
Harald von Heynitz	388,212,051	6,579,335	3,482,112
Barbara Humpton	374,119,453	20,671,933	3,482,112
Axel Meier	379,328,232	15,463,154	3,482,112
Tish Mendoza	379,321,391	15,469,995	3,482,112
Julian Nebreda	386,053,609	8,737,777	3,482,112
John Christopher Shelton	385,341,620	9,449,766	3,482,112
Simon James Smith	385,355,752	9,435,634	3,482,112

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
397,823,520	425,196	24,782	0

Based on the foregoing votes, the twelve director nominees were elected to serve on the Company's Board of Directors for a one year term expiring on the date of our annual meeting of stockholders in 2024 and Item 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: March 22, 2023	By:	/s/ Francis Fuselier
Francis Fuselier
Senior Vice President, General Counsel and Secretary